Fees Summary	Feb. 25, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 49,264,353.54
Previously Paid Amount	0.00
Total Fee Amount	7,542.37
Total Offset Amount	0.00
Net Fee	$ 7,542.37